                                   Exhibit 24
                                   ----------

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1987 Non-Qualified Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  July 5, 1995




                                          /s/ Richard L. Battram
                                          ------------------------------------
                                          Richard L. Battram

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1987 Non-Qualified Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  July 5, 1995




                                          /s/ B. A. Bridgewater, Jr.
                                          -----------------------------------
                                          B. A. Bridgewater, Jr.

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1987 Non-Qualified Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  July 3, 1995




                                          /s/ William E. Cornelius
                                          -----------------------------------
                                          William E. Cornelius

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1987 Non-Qualified Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  July 3, 1995




                                          /s/ Andrew B. Craig, III
                                          -----------------------------------
                                          Andrew B. Craig, III

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1987 Non-Qualified Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  July 10, 1995




                                          /s/ John E. Hayes, Jr.
                                          ------------------------------
                                          John E. Hayes, Jr.

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1987 Non-Qualified Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  July 10, 1995




                                          /s/ Samuel B. Hayes, III
                                          ----------------------------------
                                          Samuel B. Hayes, III

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1987 Non-Qualified Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  July 5, 1995




                                          /s/ C. Ray Holman
                                          -----------------------------------
                                          C. Ray Holman

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1987 Non-Qualified Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  July 3, 1995




                                          /s/ John Peters MacCarthy
                                          -----------------------------------
                                          John Peters MacCarthy

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1987 Non-Qualified Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  July 7, 1995




                                          /s/ William E. Maritz
                                          ---------------------------------
                                          William E. Maritz

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1987 Non-Qualified Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  July 3, 1995




                                          /s/ Andrew E. Newman
                                          ----------------------------------
                                          Andrew E. Newman

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1987 Non-Qualified Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  July 5, 1995




                                          /s/ Richard E. Peck
                                          -------------------------------
                                          Richard E. Peck

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1987 Non-Qualified Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  July 5, 1995





                                          /s/ Jerry E. Ritter
                                          ---------------------------------
                                          Jerry E. Ritter

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1987 Non-Qualified Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  July 6, 1995




                                          /s/ William P. Stiritz
                                          ---------------------------------
                                          William P. Stiritz

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1987 Non-Qualified Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  July 6, 1995




                                          /s/ Albert E. Suter
                                          ---------------------------------
                                          Albert E. Suter

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1987 Non-Qualified Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  July 3, 1995




                                          /s/ Dwight D. Sutherland
                                          -----------------------------------
                                          Dwight D. Sutherland

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1987 Non-Qualified Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  July 3, 1995




                                          /s/ Theodore C. Wetterau
                                          ----------------------------------
                                          Theodore C. Wetterau

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1987 Non-Qualified Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  July 3, 1995




                                          /s/ James W. Kienker
                                          ------------------------------------
                                          James W. Kienker